UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 24, 2019, Sonic Automotive, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Sonic Automotive, Inc. 2012 Stock Incentive Plan (as amended and restated, the “2012 Stock Incentive Plan”). The 2012 Stock Incentive Plan was adopted by the Company’s Board of Directors (the “Board”) on February 13, 2019, subject to stockholder approval. Upon stockholder approval at the Annual Meeting, the 2012 Stock Incentive Plan became effective as of April 24, 2019.

The 2012 Stock Incentive Plan was first adopted by the Board on February 22, 2012 and approved by the Company’s stockholders at the 2012 annual meeting of stockholders. The 2012 Stock Incentive Plan was then amended and restated by the Board effective as of February 11, 2015 and approved by the Company’s stockholders at the 2015 annual meeting of stockholders. This second amendment and restatement of the 2012 Stock Incentive Plan includes the following changes:

•

increasing the number of shares of the Company’s Class A Common Stock authorized for issuance under the 2012 Stock Incentive Plan from 4,000,000 to 6,000,000, reflecting an increase of 2,000,000 shares;

•	extending the term of the 2012 Stock Incentive Plan until February 22, 2027, allowing an additional five years for the 2012 Stock Incentive Plan; and

•	updating the 2012 Stock Incentive Plan in connection with certain changes in applicable tax law and other minor revisions.

As noted above, the Company has reserved for issuance under the 2012 Stock Incentive Plan an aggregate of 6,000,000 shares of the Company’s Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), that may be granted in connection with awards under the 2012 Stock Incentive Plan. Shares of Class A Common Stock covered by awards that expire or are forfeited, canceled, settled in cash or otherwise terminated without the delivery of the full number of covered shares will be available for further awards under the 2012 Stock Incentive Plan to the extent of such expiration, forfeiture, cancellation, cash settlement, etc. However, shares of Class A Common Stock subject to an award that are (i) withheld or retained by the Company in payment of the exercise or purchase price of an award (including shares withheld or retained by the Company or not issued in connection with the net settlement or net exercise of an award) or (ii) tendered to, withheld or retained by the Company in payment of tax withholding obligations relating to an award will not become available again for awards under the 2012 Stock Incentive Plan.

The 2012 Stock Incentive Plan authorizes a variety of types of equity-based awards to employees (including the principal executive officer, principal financial officer and other named executive officers) and consultants providing services to the Company. Specifically, awards under the 2012 Stock Incentive Plan may be granted in the form of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock awards.

Unless terminated earlier by the Board, the 2012 Stock Incentive Plan will terminate at 11:59 p.m. on February 22, 2027; provided, that no incentive stock options may be granted under the 2012 Stock Incentive Plan on or after February 22, 2022, and no awards may be made under the 2012 Stock Incentive Plan after its termination.

The foregoing description of the terms and conditions of the 2012 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2012 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. For a more complete description of the 2012 Stock Incentive Plan, please refer to the discussion under “Proposal 4” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2019.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on April 24, 2019.

(b) At the Annual Meeting, the Company’s stockholders (i) elected all eight of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2019; (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2018; and (iv) approved the amendment and restatement of the 2012 Stock Incentive Plan. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 13, 2019.

Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
O. Bruton Smith	139,675,767	7,172,141	15,973	2,601,313
David Bruton Smith	140,574,226	6,275,831	13,824	2,601,313
William I. Belk	135,248,688	11,601,556	13,637	2,601,313
William R. Brooks	139,609,343	7,240,901	13,637	2,601,313
Victor H. Doolan	131,902,775	14,717,872	243,234	2,601,313
John W. Harris III	136,703,705	10,146,539	13,637	2,601,313
Robert Heller	134,193,287	12,656,957	13,637	2,601,313
R. Eugene Taylor	136,518,468	10,329,366	16,047	2,601,313

2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting for fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,428,334	13,522	23,338	0

3. Advisory vote to approve the Company’s named executive officer compensation in fiscal 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,452,714	17,310,189	100,978	2,601,313

4. Approval of the amendment and restatement of the 2012 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,340,886	12,491,230	31,765	2,601,313

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Sonic Automotive, Inc. 2012 Stock Incentive Plan, amended and restated as of April 24, 2019. (1)

(1)	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: April 26, 2019	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel